Exhibit 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of TPG Private Equity Opportunities, L.P. (the “Company”) for the quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matt White, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This certificate is being furnished solely for the purposes of 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Date: November 13, 2026

/s/ Matt White
Matt White
Chief Financial Officer